Exhibit 99.1


Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Lowe's Companies, Inc. (the Company) on Form 10-Q for the period ending November 1, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the Report), I, Robert
L. Tillman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






    /s/Robert L. Tillman
________________________________
Name:  Robert L. Tillman
Title: Chairman of the Board and
       Chief Executive Officer
Date:  December 9, 2002